UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to Rule 14a-12
AQUILA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing consists of the text of a letter sent by Aquila, Inc. to its retirees on February 8, 2007.

As you might already be aware, our Board of Directors entered into definitive agreements to sell our company to Great Plains Energy and Black Hills Corporation. Through these transactions, our investors will receive a combination of cash and stock which equates to a significant ownership stake in Great Plains, as well as a dividend that is traditional for many utility companies. Also as part of our agreements, Great Plains will retain only our Missouri electric utility assets, and Black Hills will purchase Aquila’s gas operations in Colorado, Iowa, Kansas and Nebraska and our Colorado electric utility.

The combination of Great Plains Energy and Aquila will enhance the combined company’s position as a strong regional utility well-situated to meet the growing energy needs of western Missouri. Black Hills’ purchase will significantly broaden its regional presence and retail utility base, while making Aquila’s employees in the four states important parts of an enterprise well-positioned for long-term growth and success.

For retirees of Aquila, pension benefits will be unaffected by these transactions – only the company name on the pension check will change once the deals close. It is expected that retiree medical benefits will be provided under Great Plains Energy’s or Black Hills’ benefit plans after the transactions are completed in about one year. In the coming months, you will receive additional information pertaining to your particular situation.

While there will be some job loss in Missouri, we expect a majority of current Aquila employees to be offered positions with either Great Plains Energy or Black Hills. Integration teams with representatives from all three companies will be formed in the weeks ahead. These teams will then begin the process of determining how best to achieve smooth and seamless transitions to the new Great Plains Energy and the new Black Hills. In the meantime, associates from all three companies will remain focused on serving customers and communities with the same level of reliability, efficiency and, above all, safety that customers have come to expect.

We’ll do our very best, throughout the approval process, to keep you informed of our progress in getting these two transactions completed and the work we are doing to ensure a smooth transition to the new organizations. If you have questions, as always, please call 1-800-238-0393. In the meantime, on behalf of our Board of Directors and my management team, I thank you for your continuing interest and support.

Sincerely,

Information Concerning Forward-Looking Statements

Statements made in this document that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy, Aquila and Black Hills Corporation are providing a number of important factors, risks and uncertainties that could cause actual results to differ materially for the provided forward-looking information. These include: obtaining shareholder approvals required for the transactions; the timing of, and the conditions imposed by, regulatory approvals required for the transactions; satisfying the conditions to the closing of the transactions; Great Plains Energy and Black Hills Corporation successfully integrating the acquired Aquila businesses into their respective operations, avoiding problems which may result in either company not operating as effectively and efficiently as expected; the timing and amount of cost-cutting synergies; unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the actual resulting credit ratings of the companies or their respective subsidiaries; the effects on the businesses of the companies resulting from uncertainty surrounding the transactions; the effect of future regulatory or legislative actions on the companies; and other economic, business, and/or competitive factors. Additional factors that may affect the future results of Great Plains Energy, Aquila and Black Hills Corporation are set forth in their most recent quarterly report on Form 10-Q or annual report on Form 10-K with the Securities and Exchange Commission ("SEC"), which are available at www.greatplainsenergy.com, www.aquila.com and www.blackhillscorporation.com, respectively. Great Plains Energy, Black Hills Corporation and Aquila undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the acquisition of Aquila by Great Plains Energy, Great Plains Energy intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Great Plains Energy and Aquila. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS ENERGY AND AQUILA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREAT PLAINS ENERGY, AQUILA AND THE ACQUISITION. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Great Plains Energy or Aquila with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Great Plains Energy by directing a request to: Great Plains Energy, 1201 Walnut, Kansas City, MO, 64106, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Aquila by contacting Aquila, 20 West Ninth Street, Kansas City, Mo, 64105, Attn: Investor Relations.

Participants in Proxy Solicitation

Great Plains Energy, Aquila and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. Information about the executive officers and directors of Great Plains Energy and their ownership of Great Plains Energy common stock is set forth in Great Plains Energy’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 8, 2006, and the proxy statement for Great Plains Energy’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006. Information regarding Aquila’s directors and executive officers and their ownership of Aquila common stock is set forth in Aquila’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 7, 2006, and the proxy statement for Aquila’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Great Plains Energy, Aquila and their respective executive officers and directors in the proposed transaction by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.